Exhibit 99.2 Fourth Quarter 2019 Financial Results Supplement February 13, 2020

Financial Highlights Comprehensive Income $ Billions ▪ Comprehensive income increased $2.4 from the prior quarter driven primarily by higher amortization income, gains $1.7 $1.8 $1.8 on debt extinguishment, and lower $1.5 market-related losses. 4Q18 1Q19 2Q19 3Q19 4Q19 Adjusted Net Interest Income and Adjusted Guarantee Fee Income $ Billions ▪ Adjusted net interest income and $2.4 $2.4 adjusted guarantee fee income were $2.2 $1.9 $1.9 substantially unchanged from the prior quarter. $1.1 $1.0 $1.0 $0.8 $0.7 4Q18 1Q19 2Q19 3Q19 4Q19 Adjusted net interest income1 Adjusted guarantee fee income1 Note: Totals may not add due to rounding. © Freddie Mac 2

Total Portfolio Balances

Total guarantee portfolio[2]

$ Billions



+6% YoY increase
$2,133
$237
$1,896
$2,157
$243
$1,914
$2,184
$249
$1,935
$2,221
$260
$1,961
$2,265
$271
$1,994
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019
Single-Family credit guarantee portfolio
Multifamily guarantee portfolio[3]

Portfolio balance highlights

- Total guarantee portfolio:
  - Single-Family - grew $98 billion, or 5% year-over-year.
  - Multifamily - grew $34 billion, or 14% year-over-year.
- Total investments portfolio:
  - Mortgage-related investments portfolio - decreased $5 billion, or 2% year-over-year.

Total investments portfolio

$ Billions



+12% YoY increase
$281
$63
$218
$296
$77
$219
$302
$83
$219
$312
$90
$222
$316
$103
$213
FHFA 2019 Limit $225B*
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019
Mortgage-related investments portfolio[2,4]
Other investments portfolio

Total debt outstanding[4,5]

$ Billions



Purchase Agreement 2019 Debt Cap $300B
2.9
2.6
2.6
2.5
2.4
$256
10%
37%
42%
11%
$273
12%
34%
37%
17%
$280
10%
32%
45%
13%
$282
9%
39%
37%
15%
$283
9%
36%
34%
21%
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019
Discount notes
Callable debt
Non-callable debt
Other
Weighted average maturity in years

Note: Totals may not add due to rounding.

*In February 2019, FHFA directed the company to maintain the mortgage-related investments portfolio at or below $225 billion at all times.

© Freddie Mac 3

Conservatorship Matters and Total Equity Treasury draws and dividend payments Total Equity / Net Worth $ Billions $ Billions $119.7 $112.4 $9.1 6 $71.3 $71.6 $4.5 $0.3 $4.1 $0.0 $3.1 2008-2017 2018 2019 Cumulative -$0.3 Total 2017 2018 2019 Draws from Treasury Dividend payments to Treasury • Pursuant to the September 2019 Letter Agreement, the company will not have a dividend requirement on the senior preferred stock until its Net Worth Amount exceeds $20.0 billion. Note: Totals may not add due to rounding. © Freddie Mac 4

Key Economic Indicators National home prices increased by an average of 3.8% Quarterly ending interest rates over the past year 4.55% 4.06% 3.73% 3.64% 3.65% 2.72% 2.41% 1.96% 1.89% 1.57% 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 30-year mortgage rate, based on Primary Mortgage Market Survey (PMMS) 10-year LIBOR Unemployment rate and job creation 3.9% 3.8% 3.7% 3.5% 3.5% 233,000 National home prices have surpassed the 2006 peak 193,000 184,000 174,000 152,000 (2006 Peak) 196 168 4Q18 1Q19 2Q19 3Q19 4Q19 Freddie Mac House Price Index (December 2000 = 100) Average monthly net new jobs (non-farm) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 National unemployment rate (as of the last month United States (Not Seasonally Adjusted) in each quarter) © Freddie Mac 5

Single-Family Guarantee Financial Highlights and Key Metrics Single-Family Guarantee Segment Earnings New business activity $ Millions $ Billions 7 $1,420 Guarantee fees charged on new acquisitions (bps) 48 $1,250 44 45 40 40 $1,024 $147 $955 $134 $740 $102 $58 $84 $77 $70 $37 $22 $24 $76 $55 $46 $65 $63 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 Home purchase UPB Refinance UPB Serious delinquency rates Credit guarantee portfolio +5% YoY $ Billions increase 1.93% 1.91% 1.82% 1.77% 1.84% $1,896 $1,914 $1,935 $1,961 $1,994 $293 $346 $335 $322 $307 0.69% 0.67% 0.63% 0.61% 0.63% $1,550 $1,579 $1,613 $1,654 $1,701 0.22% 0.22% 0.23% 0.24% 0.26% (73%)(82%) (83%)(74%) (83%)(75%) (77%)(84%) (78%)(85%) 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 Core single-family portfolio (loans originated post-2008) Core single-family portfolio (loans originated post-2008) Legacy and relief refinance single-family portfolio Legacy and relief refinance single-family portfolio Total Note: Totals may not add due to rounding. © Freddie Mac 6

Single-Family Guarantee Loan Purchase Credit Characteristics Weighted average original loan-to-value ratio (OLTV) Weighted average credit score 747 747 750 752 752 77% 77% 77% 77% 75% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 New business activity with debt-to-income ratio > 45% Loan purpose and investment properties as a percentage of loan purchases 6% 6% 5% 4% 4% 11% 15% 18% 18% 27% 37% 18% 20% 18% 16% 16% 20% 14% 71% 65% 13% 13% 64% 57% 43% 4Q18 1Q19 2Q19 3Q19 4Q19 Home purchase Cash-out refinance Other refinance Investment properties as a 4Q18 1Q19 2Q19 3Q19 4Q19 percentage of loan purchases © Freddie Mac 7

Single-Family Guarantee Credit Risk Transfer – STACR / ACIS Total single-family credit guarantee portfolio with Cumulative single-family transferred credit risk transferred credit risk based on outstanding balance at period end $ Billions $ Billions Outstanding reference pool UPB as a percentage of total single-family portfolio 44% 45% 35% 26% $27.9 $26.9 $28.1 $28.1 19% $26.4 $1,376 $1,144 $858 $838 $906 $1.6 $1.7 $1.3 $1.4 $1.1 $598 $648 $457 $7.3 $8.0 $385 $329 $5.3 $5.5 $6.1 $5.8 $6.7 $5.9 $6.0 $5.9 2015 2016 2017 2018 2019 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 Reference pool UPB at issuance First loss positions: Retained by Freddie Mac Reference pool UPB outstanding Mezzanine loss positions: Retained by Freddie Mac First loss positions: Transferred to third parties Mezzanine loss positions: Transferred to third parties © Freddie Mac 8

Multifamily Financial Highlights and Key Metrics Multifamily comprehensive income (loss) Multifamily acquisitions of units by area median $ Millions income (AMI) (% of eligible units acquired) 6% 6% 9% 7% 6% $591 $502 $395 $440 94% 94% 91% 93% 94% $(199) 4Q18 1Q19 2Q19 3Q19 4Q19 2015 2016 2017 2018 2019 ≤120% AMI >120% AMI Total portfolio +45% increase Multifamily market and Freddie Mac delinquency rates since 2016 $ Billions $$309310 $280 $249 $33 $213 $36 $6 $39 $7 $42 $7 $13 $271 $203 $237 0.91% $158 3Q19 0.12% (45%)(74%) (54%)(82%) (64%) (85%) (74%) (88%) (82%) 0.08% 12/31/2016 12/31/2017 12/31/2018 12/31/2019 4Q15 4Q16 4Q17 4Q18 4Q19 Guarantee portfolio Mortgage-related securities Freddie Mac (60+ day) FDIC insured institutions (90+ day) MF CMBS Market (60+ day) Unsecuritized loans and other Note: Totals may not add due to rounding. © Freddie Mac 9

Multifamily Key Metrics, continued New business activity Multifamily securitization activity8,9 $ Billions $ Billions $78.0 $78.4 $72.8 $75.4 $73.2 $0.5 $0.5 $67.5 $6.5 $7.5 $6.8 $56.8 $52.1 $2.2 $47.3 $41.2 $5.1 $66.3 $67.9 $77.5 $77.9 $60.7 $73.2 $49.9 $56.8 $36.1 $47.3 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Primary securitization products New loan purchase activity LIHTC new business activity Other securitization products • During 4Q 2019, the total multifamily loan purchase activity was $17.5 billion. Approximately 36% of this purchase activity was mission-driven, affordable housing. Note: Totals may not add due to rounding. © Freddie Mac 10

Capital Markets Financial Highlights and Key Metrics Capital Markets comprehensive income Capital Markets investments portfolio $ Millions $ Billions +17% YoY increase $648 $269 $254 $258 $268 $534 $539 $229 $247 $433 $62 $76 $81 $87 $100 $167 $171 $173 $171 $168 $10 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 Mortgage investments portfolio Other investments portfolio Capital Markets cash window securitization Capital Markets mortgage investments portfolio $ Billions $ Billions +1% YoY increase $73 $167 $171 $173 $171 $168 $59 $45 $42 $39 $34 $30 $16 $21 $19 $45 $9 $13 $38 $30 $114 $116 $118 $116 $119 (68%)(60%) (68%)(63%) (68%)(62%) (68%)(62%) (71%)(66%) 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 Liquid Securitization pipeline Less liquid Note: Totals may not add due to rounding. © Freddie Mac 11

Interest-Rate Risk Measures GAAP Adverse Scenario10(Before-Tax) PVS-Level11 and Average Duration Gap12 $ Billions $275 ($0.2) ($0.2) ($0.1) $(0.1) $54 ($0.8) $11 $15 $35 ($2.1) 4Q18 1Q19 2Q19 3Q19 4Q19 ($2.7) ($3.5) PVS-L (50 bps) ($ Millions) $(4.3) ($4.6) 97% 98% 93% 89% 82% 2 0 0 0 0 4Q18 1Q19 2Q19 3Q19 4Q19 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 Average duration gap (Months) In April 2019, the company updated its interest-rate risk measures to include upfront fees Before hedge accounting After hedge accounting (including buy-downs) related to single-family credit guarantee activity as the company changed its strategy to incorporate upfront fees into its asset and liability interest-rate risk management strategy and definition. The company hedged the upfront fees interest-rate risk over several % Change weeks resulting in temporarily higher than normal duration gap and PVS-L levels. These levels returned to historical averages by the end of 2Q19 as the company completed its hedging of upfront fees interest-rate risk. The inclusion of upfront fees increased the company's derivative volume resulting in a larger effect of derivatives on its PVS-L (50 bps). © Freddie Mac 12

Housing Market Support Number of families Freddie Mac helped Number of single-family loan workouts14 to own or rent a home13 In Thousands In Thousands 2,578 2,421 2,311 2,192 90 782 3 937 663 442 75 16 69 5 9 15 11 5 884 987 828 10 47 745 12 2 7 9 60 43 45 866 739 820 809 29 2016 2017 2018 2019 2016 2017 2018 2019 Multifamily rental units Loan modifications15 Home 15 Single-Family purchase borrowers Repayment plans Retention Actions Single-Family refinance borrowers Forbearance agreements15 Short sales and deed-in-lieu Foreclosure of foreclosure transactions15 Alternatives Note: Totals may not add due to rounding. © Freddie Mac 13

Endnotes 1 For additional information regarding Freddie Mac’s non-GAAP financial measures and reconciliations to the comparable amounts under GAAP, see the company’s Press Release for the quarter ended December 31, 2019. 2 Based on unpaid principal balances (UPB) of loans and securities. Excludes mortgage-related securities traded, but not yet settled. 3 Primarily Freddie Mac’s K Certificate and SB (Small Balance) Certificate transactions. 4 The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. See the company’s Annual Report on Form 10-K for the year ended December 31, 2019 for more information. 5 Represents the company’s aggregate indebtedness for purposes of the Purchase Agreement debt cap and primarily includes the par value of other short-term and long-term debt used to fund its business activities. 6 Excludes the initial $1 billion liquidation preference of senior preferred stock issued to Treasury in September 2008 as consideration for Treasury’s funding commitment, the $3.0 billion increase in the aggregate liquidation preference of the senior preferred stock pursuant to the December 2017 Letter Agreement, and the $1.8 billion increase in the aggregate liquidation preference of the senior preferred stock pursuant to the September 2019 Letter Agreement. The company received no cash proceeds in connection with the initial $1 billion liquidation preference of senior preferred stock or the $3.0 billion, $1.8 billion, and $1.8 billion increases on December 31, 2017, September 30, 2019, and December 31, 2019, respectively. 7 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Includes the effect of fee adjustments that are based on the price performance of Freddie Mac’s PCs relative to comparable Fannie Mae securities. Net of legislated 10 basis point guarantee fee remitted to Treasury as part of the Temporary Payroll Tax Cut Continuation Act of 2011. 8 Multifamily's primary securitization products are K Certificates and SB Certificates. In these transactions, the company guarantees the senior securities, but does not issue or guarantee the mezzanine or subordinated securities. The interest-rate risk and a large majority of expected and stress credit risk is sold to third-party investors through the mezzanine and subordinated securities, thereby reducing the company's risk exposure. 9 Excludes re-securitization UPB of primary and other securitization products. 10 The company evaluates the potential benefits of fair value hedge accounting by evaluating a range of interest rate scenarios and identifying which of those scenarios produces the most adverse GAAP earnings outcome. At December 31, 2019, the GAAP adverse scenario (for both before and after fair value hedge accounting) was a parallel shift in which rates decrease by 100 basis points. 11 Portfolio Value Sensitivity (PVS) is the company's estimate of the change in the value of its financial assets and liabilities from an instantaneous shock to interest rates, assuming spreads are held constant and no rebalancing actions are undertaken. PVS-L measures the estimated sensitivity of the portfolio value to a 50 basis point parallel movement in interest rates. 12 Duration gap measures the difference in price sensitivity to interest rate changes between the company's financial assets and liabilities and is expressed in months relative to the value of assets. 13 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. 14 Consists of both home retention actions and foreclosure alternatives. 15 Categories are not mutually exclusive, and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period. © Freddie Mac 14

Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-family Guarantee, Multifamily and Capital Markets segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans the company owns or guarantees, the costs and benefits of the company’s credit risk transfer transactions, and results of operations and financial condition on a GAAP, Segment Earnings, non-GAAP and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury and Congress), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2019, and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s website at www.freddiemac.com/ investors and the SEC’s website at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation. © Freddie Mac 15